UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): July 1, 2019
CEC ENTERTAINMENT, INC.
(Exact name of registrant as specified in charter)

Kansas	1-13687	48-0905805
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1707 Market Place Blvd, Suite 200 Irving, Texas	75063
(Address of principal executive offices)	(Zip Code)
(972) 258-8507
(Registrant’s telephone number, including area code)
Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition

On July 1, 2019, CEC Entertainment, Inc. (the “Company”) released the investor presentation and issued the press release described in Item 7.01 below and filed as Exhibits 99.1 and 99.2 hereto. The investor presentation and press release include certain estimated results, including preliminary unaudited comparable venue sales, for the second quarter of 2019 and year-to-date of the Company and Queso Holdings Inc. (“Queso”), the parent holding company of the Company.

Item 7.01. Regulation FD Disclosure

On July 1, 2019, the Company and Leo Holdings Corp. (NYSE: LHC) (“Leo”), a publicly traded special purpose acquisition company with whom Queso has entered into an agreement for a business combination (the “Business Combination”), released an investor presentation respecting the Business Combination. A copy of the investor presentation is attached hereto as Exhibit 99.1 and incorporated herein by reference.

In addition, on July 1, 2019, the Company issued a press release announcing, among other things, preliminary unaudited comparable venue sales for the second quarter of 2019 and year-to-date, details about the Business Combination and a reiteration of the Company’s annual guidance. A copy of the press release is attached hereto as Exhibit 99.2 and incorporated herein by reference.

Important Information About the Proposed Business Combination and Where to Find It

In connection with the proposed Business Combination, Leo has filed with the Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 containing a preliminary proxy statement and a preliminary prospectus of Leo. After the registration statement is declared effective, Leo will mail a definitive proxy statement/prospectus relating to the proposed Business Combination to its shareholders. Leo’s shareholders and other interested persons are advised to read the preliminary proxy statement/prospectus and the amendments thereto and, when available, the definitive proxy statement/prospectus and other documents filed in connection with the proposed Business Combination, as these materials contain or will contain important information about the Company, Leo and the Business Combination. When available, the definitive proxy statement/prospectus and other relevant materials for the proposed Business Combination will be mailed to shareholders of Leo as of a record date to be established for voting on the proposed Business Combination. Shareholders may also obtain copies of the preliminary proxy statement/prospectus and, when available, will be able to obtain copies of the definitive proxy statement/prospectus and other documents filed with the SEC without charge, at the SEC’s website at www.sec.gov, or by directing a request to: Leo Holdings, Corp., 21 Grosvenor Place, London, SW1X 7HF.

Participants in the Solicitation

Leo and its directors and executive officers may be deemed participants in the solicitation of proxies from Leo’s shareholders with respect to the proposed Business Combination. A list of the names of those directors and executive officers and a description of their interests in Leo is contained in Leo’s annual report on Form 10-K for the fiscal year ended December 31, 2018, which was filed with the SEC and is available free of charge at the SEC’s web site at www.sec.gov, or by directing a request to Leo Holdings, Corp., 21 Grosvenor Place, London, SW1X 7HF. Additional information regarding the interests of such participants is contained in the preliminary proxy statement/prospectus and will be contained in the definitive proxy statement/prospectus for the proposed Business Combination when available.

Queso and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the shareholders of Leo in connection with the proposed Business Combination. A list of the names of such directors and executive officers and information regarding their interests in the proposed Business Combination is included in the preliminary proxy statement/prospectus and will be included in the definitive proxy statement/prospectus for the proposed Business Combination when available.

The information provided in the above Items 2.02 and 7.01, including Exhibit 99.1, is intended to be “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

99.1	Investor Materials, dated July 2019
99.2	Press Release dated July 1, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CEC ENTERTAINMENT, INC.

Date: July 1, 2019	By:	/s/ James A. Howell
James A. Howell
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Investor Materials, dated July 2019
99.2	Press Release dated July 1, 2019

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